NET LOSS PER SHARE - Computation of loss per share and weighted average of the company's common stock outstanding (Details) - USD ($) $ / shares in Units, $ in Thousands	3 Months Ended			9 Months Ended
	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Sep. 30, 2024
NET LOSS PER SHARE
Net (loss)	$ (1,150)	$ (736)	$ (2,311)	$ (4,197)
Weighted-average shares for basic	16,602			16,588
Weighted-average shares for diluted	16,602			16,588
Net loss per share basic (in dollars per share)	$ (0.07)			$ (0.25)
Net loss per share diluted (in dollars per share)	$ (0.07)			$ (0.25)